UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________

Date of Report (Date of earliest event reported):  August 7, 2008

COMMSCOPE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12929 (Commission File Number)	36-4135495 (I.R.S. Employer Identification Number)
1100 CommScope Place, SE P.O. Box 339 Hickory, North Carolina 28602 (Address of principal executive offices)

Registrant’s telephone number, including area code:   (828) 324-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.

CommScope, Inc. (“CommScope”) permits its directors and officers to enter into stock trading plans with respect to CommScope common stock which are intended to qualify for the safe harbor under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (“Rule 10b5-1”), provided that such plans comply with CommScope’s applicable guidelines and insider trading policies.

On August 7, 2008, Randall W. Crenshaw, Executive Vice President and General Manager, Enterprise Solutions, of CommScope, entered into a stock trading plan, intended to qualify for the safe harbor under Rule 10b5-1.  Under the plan, Mr. Crenshaw authorized the sale of up to 18,000 shares of CommScope common stock owned by Mr. Crenshaw, all of which are issuable upon the exercise of stock options.  The plan provides for sales of up to specified numbers of shares within specified price ranges, subject to certain limitations.  Sales pursuant to this plan may occur from September 2, 2008 through August 28, 2009 and are intended to be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission as required.

On August 7, 2008, James R. Hughes, Executive Vice President, Global Broadband Sales and Marketing, of CommScope, entered into a stock trading plan, intended to qualify for the safe harbor under Rule 10b5-1.  Under the plan, Mr. Hughes authorized the sale of up to 4,235 shares of CommScope common stock owned by Mr. Hughes, all of which are issuable upon the exercise of stock options.  Under the plan, Mr. Hughes also authorized the sale of up to 10,260 shares of CommScope common stock payable to Mr. Hughes on December 14, 2008 upon the vesting of his performance share awards.  The performance goals to which these performance share awards have been granted have already been satisfied.  The plan provides for sales of up to specified numbers of shares within specified price ranges, subject to certain limitations.  Sales pursuant to this plan may occur from September 1, 2008 through July 31, 2009 and are intended to be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission as required.

Except as may be required by law, CommScope does not undertake to report future stock trading plans by its officers or directors, nor to report modifications, terminations, transactions or other activities under the stock trading plans of Messrs. Crenshaw and Hughes or of any other officer or director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 7, 2008

COMMSCOPE, INC.
By:	/s/ Frank B. Wyatt, II
	Name:	Frank B. Wyatt, II
	Title:	Senior Vice President, General Counsel and Secretary